EXHIBIT 99.2
BlueLinx Quarterly Review 1st Quarter 2007

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of May 4, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to May 4, 2007. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

1st Quarter Highlights 1st Quarter Highlights Housing Starts Declined 30% from the same period last year Declined 30% from the same period last year Prices Key grades of wood-based structural products down 26% from year ago Key grades of wood-based structural products down 26% from year ago Revenue Down 30.5% to $1.0 billion Specialty down 21.3%, 47% of Total Revenue, 59% of GM Structural down 36.2% Down 30.5% to $1.0 billion Specialty down 21.3%, 47% of Total Revenue, 59% of GM Structural down 36.2% Unit Volume Total down 21.9% Specialty down 20.9% Structural down 22.6% End-use markets down 18.1% Total down 21.9% Specialty down 20.9% Structural down 22.6% End-use markets down 18.1% Gross Margin Total 10.8% vs. 9.4% Specialty 13.9% Structural 8.7% Total 10.8% vs. 9.4% Specialty 13.9% Structural 8.7% Net Loss ($0.2) million / ($0.01) per share vs. $9.8 million / $0.32 per share ($0.2) million / ($0.01) per share vs. $9.8 million / $0.32 per share Quarterly Highlights

Introduction Steve Macadam Chief Executive Officer

BlueLinx continues to focus on its long term strategic objectives in a difficult operating environment Profitably grow specialty revenues to 60+% of total sales Profitably grow structural while reducing exposure to volatility Outgrow the market over the long term Introduction

Lynn Wentworth Chief Financial Officer & Treasurer Financial Review

Specialty Unit Volume (20.9%) Quarterly Revenue Quarterly sales of $957.1 million down $419.5 million or 30.5% The sales decrease was the result of lower unit volumes in both specialty and structural combined with lower structural prices revenue 1Q '06 1376.6 2Q '06 1379 3Q '06 1203.6 4Q '06 940.3 1Q '07 957.1 YOY $419.5 or 30.5% Structural Unit Volume (22.6%) Prices (8.3%) ($419.5)

Quarterly Gross Margin BXC generated $103.8 million in gross profit for the quarter, down $26.2 million from a year ago Gross Margin increased 140bp from a year ago 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 Gross Margin 130 136.4 120.9 92.5 103.8 YOY $26.2 or 20.2% 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 GM % 0.094 0.099 0.1 0.098 0.108 YOY 140 bp

Quarterly Operating Expense Operating Expense 1Q '06 102.3 2Q '06 103.2 3Q '06 104.9 4Q '06 91.9 1Q '07 93.9 YOY $8.4 or 8.2% BXC made significant reductions in operating costs during the quarter vs. the prior year quarter Decreases in variable compensation Lower payroll cost related to headcount reductions

Quarterly Net Income and EPS 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 Net Income 9.8 9.6 2.3 -5.9 -0.2 EPS 0.32 0.31 0.07 -0.19 -0.01

Cash Flows Beginning Cash Balance 0 27.042 Net Income 26.853 0.189 Adjustments 26.853 7.018 Receivables 33.871 -36.281 Inventories -36.281 -54.864 Accounts Payable -53.019 -38.126 Other -49.965 -3.054 Net Cash provided by (used in) operating activities 27.042 -49.965 Net Cash provided by (used in) investing activities -49.965 -5.213 Net Cash provided by (used in) financing activities -55.178 24.138 Dividends 20.23 3.876 Ending Cash Balance 20.2 Three Months Ended March 31, 2007 (in millions) BXC used $77 million in operating cash flow for the quarter ($6.8)

Inventory Analysis BXC managed inventory to support strategic initiatives YOY decline reflects tighter management of structural inventory Specialty inventory increases YOY and sequentially reflect investments to support growth strategy Structural sequential increase reflects opportunistic purchase of rebar/remesh inventory 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 Inventory 501.2 532.2 471.2 410.7 465.6 YOY $35.6 or 7.1% Sequential Quarter Variance Year Ago Quarter Variance Specialty 26.7 12.1 Structural 20 -34.4 Other 8.2 -13.3 Other includes in-transit inventory accruals, discounts, allowances, reserves, and other miscellaneous items $54.9 ($35.6)

Working Capital 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 Average Working Capital 606.7 664.8 666.9 564 565.118 Revenue 1376.6 1379 1203.5 940.3 957.114 COGS 1246.7 1242.5 1082.7 847.7 853.359 Working capital turn days at 53 vs. 40 same period last year Inventory turn days above desired levels Accounts Receivable and Accounts Payable in line with historical turn day levels Turn days 40 43 50 54 53

Summary 1st Quarter Achievements Managed margins well in this continued challenging environment 10.8% gross margin vs. 9.4% for the same period a year ago Aggressively managed costs 8.2% or $8.4 million decline in operating expenses from a year ago Invested in inventory for both anticipated seasonal factors and to support our ongoing specialty product focus Making necessary investments to support specialty growth strategy Inventory management and forecasting, financial budgeting and reporting, order tracking and visibility and product marketing Financially sound with financial resources necessary to continue pursuing our strategic objectives and maintain our dividend

George Judd President & Chief Operating Officer Operations Review

Quarterly Sales and Gross Margin By Product BXC continued to make progress in expanding specialty % of sales 1Q '07 Specialty 456.5 Structural 518.9 1Q '06 1Q '07 Gross Margin 1Q '06 1Q '07 Specialty $80.4 $63.6 13.9% 13.9% Structural $55.8 $44.9 6.9% 8.7% Other ($6.2) ($4.7) Total $130.0 $103.8 9.4% 10.8% 10.8% total gross margin compares to 9.4% a year ago Sales 1Q '06 Specialty 580 Structural 813.4

Specialty vs. Structural Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Specialty 539.5 580 603.3 553.5 460 456.5 Structural 815.2 813.4 798.7 666.6 509.2 518.9 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 Specialty Business YOY gross profit down $16.8 on constant gross margin of 13.9% YOY revenue decreased $123.5 or 21.3% due to 20.9% lower unit volume Structural Business YOY gross profit down $10.9 on 180 bp improvement in gross margin to 8.7% YOY revenue decreased $294.5 or 36.2% due to 22.6% lower unit volume and declines in pricing Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Speciatly 76.8 80.4 86.9 77.5 63.5 63.6 Structural 67.8 55.8 55.7 46.8 35.7 44.9 Other -4.3 -6.2 -6.2 -3.4 -6.7 -4.8 Specialty GM % 13.9% 14.4% 14.0% 13.8% 13.9% Structural GM % 6.9% 7.0% 7.0% 7.0% 8.7% Strong margin performance in difficult operating environment

Structural decline due to housing slowdown and margin strategy Q1 specialty underperformed end-use markets by 280 bp Unit Volume Growth Unit Volume Growth

Product transitions and price competition in transactional business negatively impacted Q1 specialty unit volume growth Austin Hardwoods, acquired August 2006, contributed 107 bp to specialty unit volume for the quarter Specialty Unit Growth vs. End Use Markets

Key Initiatives To support our strategic objectives: Improve gross margin by increasing mix of specialty and mitigating volatility of structural Invest in people and processes to support specialty growth Increase presence in under represented business areas, particularly industrials, and continue focus on targeted, growing accounts that serve attractive high-growth markets Expand relationships with existing specialty product vendors Be a patient, disciplined acquirer

Steve Macadam Summary Remarks Worst business environment in many years Managing the business appropriately given the environment Long-term housing outlook remains robust 2007 plan based on expectations of sales decline from 2006 Improve overall gross margin performance Continue to shift product mix to specialty Continue to effectively manage structural inventory Remain vigilant in controlling and managing costs Invest for long-term success

Appendix TOPIC PAGE Revenues by Quarter 23 Unit Volume Growth by Quarter 24 Market Growth by Quarter 25 Gross Margin by Quarter 26 Profit and Loss Statement by Quarter 27 Inventory by Quarter 28 Gross Margin % Analysis 29 Channel Mix Analysis 30 Structural Product Price Trends 31

Revenues by Quarter Revenues by Quarter

Unit Volume Growth by Quarter Unit Volume Growth by Quarter

Source: Data from Resource Information Systems, Inc., or RISI, updated as of April 25, 2007 weighted using management's estimates. Market Growth by Quarter Market Growth by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Inventory by Quarter Inventory by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Source: Data from Random Lengths Publications, Inc., updated as of April 27, 2007 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend